EXHIBIT 10.17(f)

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of May 31, 2004, is entered into among CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation (“Lender”), and PC MALL, INC., a Delaware corporation formerly known as IdeaMall, Inc. (“PC Mall”), PC MALL SALES, INC., a California corporation formerly known as Creative Computers, Inc. (“PC Mall Sales”) ECOST.COM, INC., a Delaware corporation (“ecost”), ELINUX.COM, INC., a Delaware corporation (“eLinux”), CCIT, INC., a Delaware corporation formerly known as Creative Computers Integrated Technologies, Inc. (“CCIT”), WF ACQUISITION SUB, INC., a Delaware corporation (“WF Sub”), COMPUTABILITY LIMITED, a Delaware corporation (“Computability”), AF SERVICES, INC., a Delaware corporation (“AF Services”), PC MALL GOV, INC., a Delaware corporation (“PCMG”), SIFY, INC., a Delaware corporation formerly known as ClubMac, Inc. (“SIFY”), ONSALE, INC., a Delaware corporation (“Onsale”), AV ACQUISITION, INC., a Delaware corporation (“AV Acquisition”), MALL ACQUISITION 1, INC., a Delaware corporation formerly known as PCM.com, Inc. (“Acquisition 1”) and MALL ACQUISITION 2, INC., a Delaware corporation formerly known as PCMall.com, Inc. (“Acquisition 2”), jointly and severally as co-borrowers (each a “Borrower” and collectively, “Borrowers”).

RECITALS

A. Borrowers and Lender have previously entered into that certain Loan and Security Agreement dated March 7, 2001 as amended (the “Loan Agreement”), pursuant to which Lender has made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Borrowers have requested Lender to amend the Loan Agreement in order to reload the Term Loan, and Lender is willing to so amend the Loan Agreement, all upon the terms and conditions set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments.

(a) With respect to Section 2.3 of the Loan Agreement, and subject to (a) the terms and conditions contained in the Loan Agreement, and (b) the due execution and delivery by Borrowers of a Fourth Amended and Restated Term Promissory Note in the form of Exhibit A attached hereto and incorporated herein by reference (the “Fourth Amended Note”), the outstanding principal amount of the Term Loan shall be increased to Three Million Five Hundred Thousand Dollars ($3,500,000) which shall be due and payable by Borrowers as set forth in the Fourth Amendment Note, and the Lender will disburse to the Borrowers the principal amount of the Fourth Amended Note less any amounts necessary to pay in full all outstanding principal and accrued but unpaid interest on the Third Amended and Restated Term Promissory Note dated as of March 31, 2003, executed by the Borrowers in favor of the Lender.

(b) Notwithstanding anything to the contrary contained in the Loan Agreement, the Real Estate may be sold or refinanced and Lender shall release its liens against the Real Estate in connection with the sale or refinance thereof, provided, that, (i) no Default or Event of Default has occurred and is continuing, (ii) the net proceeds of the sale or refinance are remitted to Lender for application first to any principal outstanding on the Term Loan and any accrued but unpaid interest thereon, and then to any other Obligations pursuant to the Loan Agreement, (iii) upon the application of such net proceeds that are payable in cash on the closing of the sale or refinance, any principal outstanding on the Term Loan and any accrued but unpaid interest thereon would be paid and satisfied in full and the Excess Availability would not be less than Seven Million Dollars ($7,000,000). Upon any refinance of the Real Estate in accordance with the foregoing, any indebtedness secured solely by the Real Estate and any lien against the Real Estate securing such indebtedness will be permitted for the purposes of Sections 9.8 and 9.9 of the Loan Agreement.

2. Effectiveness of this Amendment. Lender must have received the following items, in form and content acceptable to Lender, before this Amendment is effective.

(a) This Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b) An amendment fee in the amount of Thirty-Seven Thousand Five Hundred Dollars ($37,500) which shall be fully earned and due and payable on the date hereof.

(c) Consents duly executed and delivered by LaSalle Business Credit, LLC and Fleet Capital Business Finance Division as Participants.

(d) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

3. Representations and Warranties. Each Borrower represents and warrants as follows:

(a) Authority. Such Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party. The execution, delivery and performance by such Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by such Borrower. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of such Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

(e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

6. Reference to and Effect on the Financing Agreements.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically provided above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lender.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

(d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the other Financing Agreements effective as of the date hereof.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

LENDER:		BORROWERS:

CONGRESS FINANCIAL CORPORATION (WESTERN)		PC MALL, INC.

By:	/s/ Gary D. Cassianni	By:	/s/ Frank Khulusi
Name:	Gary D. Cassianni	Name:	Frank Khulusi
Title:	Vice President	Title:	Chairman, President & CEO

PC MALL SALES, INC.

		By:	/s/ Rory Zaks
		Name:	Rory Zaks
		Title:	President

ECOST.COM, INC.

		By:	/s/ Gary Guy
		Name:	Gary Guy
		Title:	President

ELINUX.COM, INC.

		By:	/s/ Dan DeVries
		Name:	Dan DeVries
		Title:	President

CCIT, INC.

		By:	/s/ Richard Lepow
		Name:	Richard Lepow
		Title:	President

WF ACQUISITION SUB, INC.

By:	/s/ William C. Neary
Name:	William C. Neary
Title:	President

COMPUTABILITY LIMITED

By:	/s/ Peter L. Zuiker
Name:	Peter L. Zuiker
Title:	President

AF SERVICES, INC.

By:	/s/ Simon Abuyounes
Name:	Simon Abuyounes
Title:	President

PC MALL GOV, INC.

By:	/s/ Alan Bechara
Name:	Alan Bechara
Title:	President

SIFY, INC.

By:	/s/ Read Fenner
Name:	Read Fenner
Title:	President

ONSALE, INC.

By:	/s/ Sam Khulusi
Name:	Sam Khulusi
Title:	President

AV ACQUISITION, INC.

By:	/s/ Frank Khulusi
Name:	Frank Khulusi
Title:	President

MALL ACQUISITION 1, INC.

By:	/s/ Frank Khulusi
Name:	Frank Khulusi
Title:	President

MALL ACQUISITION 2, INC.

By:	/s/ Frank Khulusi
Name:	Frank Khulusi
Title:	President

EXHIBIT A

FOURTH

AMENDED AND RESTATED

TERM PROMISSORY NOTE

$3,500,000	Pasadena, California
June 16, 2004

FOR VALUE RECEIVED, PC MALL, INC., a Delaware corporation formerly known as IdeaMall, Inc., PC MALL SALES, INC., a California corporation formerly known as Creative Computers, Inc., CCIT, INC., a Delaware corporation formerly known as Creative Computers Integrated Technologies, Inc., ECOST.COM, INC., a Delaware corporation, ELINUX.COM, INC., a Delaware corporation, COMPUTABILITY LIMITED, a Delaware corporation, WF ACQUISITION SUB, INC., a Delaware corporation, AF SERVICES, INC., a Delaware corporation, PC MALL GOV, INC., a Delaware corporation, SIFY, INC., a Delaware corporation formerly known as ClubMac, Inc., ONSALE, INC., a Delaware corporation, AV ACQUISITION, INC., a Delaware corporation, MALL ACQUISITION 1, INC., a Delaware corporation, and MALL ACQUISITION 2, INC., a Delaware corporation (each a “Debtor” and collectively, “Debtors”), hereby jointly, severally and unconditionally promise to pay to the order of CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation (the “Payee”), at the offices of Payee at 251 South Lake Avenue, Suite 900, Pasadena, California 91101, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000) in lawful money of the United States of America and in immediately available funds, in eighty-four (84) consecutive monthly installments (or earlier as hereinafter provided) on the first day of each month commencing June 1, 2004 of which the first eighty-three (83) installments shall each be in the amount of Forty-One Thousand Six Hundred Sixty-Seven Dollars ($41,667), and the last installment shall be in the amount of the entire unpaid balance of this Note.

Debtors hereby further jointly and severally promise to pay interest to the order of Payee on the unpaid principal balance hereof as set forth in Section 3.1 of that certain Loan and Security Agreement dated March 7, 2001 between the Debtors and the Payee, as it has been or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement. Such interest shall be paid in like money at said office or place from the date hereof, commencing June 1, 2004 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full. Interest payable upon and after an Event of Default or termination or non-renewal of the Loan Agreement shall be payable upon demand.

This Note is issued pursuant to the terms and provisions of the Loan Agreement to evidence the Term Loan by Payee to Debtors, and is subject to all such terms and provisions, including without limitation the acceleration provisions set forth in Section 2.3 of the Loan Agreement. This Note is secured by the Collateral described in the Loan Agreement and all notes, guarantees, security agreements and other agreements, documents and instrument now or at any time hereafter executed and/or delivered by any Debtor or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the “Financing Agreements”), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements. At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of any Debtor maintained by Payee.

If any payment of principal or interest is not made when due hereunder, or if any other Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of any Debtor’s obligations, liabilities and indebtedness owing to Payee under the Loan Agreement and the other Financing Agreements (the “Obligations”), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable rate set forth in the Loan Agreement until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, attorneys’ fees and legal expenses.

Each Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against any Debtor is expressly hereby waived by each Debtor. Upon any Event of Default or termination or non-renewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to any Debtor.

Payee shall not be required to resort to any Collateral for payment, but may proceed against any Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

The validity, interpretation and enforcement of this Note and the other Financing Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the State of California (without giving effect to principles of conflicts of law).

Each Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Courts of the State of California and the United States District Court for the Central District of California and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of any Debtor and Payee in respect of this Note or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between any Debtor and Payee or the conduct of such persons in connection with this Note or otherwise shall be heard only in the courts described above (except that Payee shall have the right to bring any action or proceeding against any Debtor or its property in the courts of any other jurisdiction which Payee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against such Debtor or its property).

Each Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Payee’s option, by service upon such Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, each Debtor shall appear in answer to such process, failing which each Debtor shall be deemed in default and judgment may be entered by Payee against each Debtor for the amount of the claim and other relief requested.

EACH DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS NOTE OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN ANY DEBTOR AND PAYEE IN RESPECT OF THIS NOTE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH DEBTOR AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

The execution and delivery of this Note has been authorized by the Board of Directors and by any necessary vote or consent of the stockholders of each Debtor. Each Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

This Note shall be binding upon the successors and assigns of each Debtor and inure to the benefit of Payee and its successors, endorsees and assigns. Whenever used herein, the term “Debtor” shall be deemed to include its successors and assigns and the term “Payee” shall be deemed to include its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

Without limiting Payee’s right to charge an early termination fee to the extent provided in Section 12.1(c) of the Loan Agreement in connection with any termination of the Loan Agreement prior to the end of the current term or any renewal term thereof, this Note may be prepaid at any time without premium or penalty.

This Note shall amend and restate that certain Third Amended and Restated Term Promissory Note dated March 31, 2003 executed by Debtors to the order of Payee for the original principal sum of $2,000,000, in its entirety.

ATTEST:	PC MALL, INC., a Delaware corporation

By:
Secretary	Name:
[Corporate Seal]	Title:

ATTEST:	PC MALL SALES, INC., a California corporation

By:
Secretary	Name:
[Corporate Seal]	Title:

ATTEST:	CCIT, INC., a Delaware corporation

By:
Secretary	Name:
[Corporate Seal]	Title:

ATTEST:	ECOST.COM, INC., a Delaware corporation

By:
Secretary	Name:
[Corporate Seal]	Title:

ATTEST:	ELINUX.COM, INC., a Delaware corporation

By:
Secretary	Name:
[Corporate Seal]	Title:
ATTEST:

COMPUTABILITY LIMITED, a Delaware corporation

By:
Secretary	Name:
[Corporate Seal]	Title:

ATTEST:	WF ACQUISITION SUB, INC., a Delaware corporation

By:
Secretary	Name:
[Corporate Seal]	Title:

ATTEST:	AF SERVICES, INC., a Delaware corporation

By:
Secretary	Name:
Title:
[Corporate Seal]
ATTEST:	PC MALL GOV, INC., a Delaware corporation

Secretary	By:
Name:
[Corporate Seal]	Title:

ATTEST:	SIFY, INC., a Delaware corporation

Secretary	By:
Name:
[Corporate Seal]	Title:

ATTEST:	ONSALE, INC., a Delaware corporation

Secretary	By:
Name:
[Corporate Seal]	Title:

ATTEST:	AV ACQUISITION, INC., a Delaware corporation

Secretary	By:
Name:
[Corporate Seal]	Title:

ATTEST:	MALL ACQUISITION 1, INC., a Delaware corporation

Secretary	By:
Name:
[Corporate Seal]	Title:

ATTEST:	MALL ACQUISITION 2, INC., a Delaware corporation

Secretary	By:
Name:
[Corporate Seal]	Title: